                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)  May 8, 2006
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                           VION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                  000-26534                 13-3671221
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(State or Other Jurisdiction       (Commission              (IRS Employer
     of Incorporation)             File Number)           Identification No.)

     4 Science Park, New Haven, CT                               06511
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (203) 498-4210
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Vion Pharmaceuticals, Inc. (the "Company") entered into a consulting agreement with Mario Sznol, M.D., a director of the Company, dated May 8, 2006, pursuant to which he will serve as a medical consultant to the Company. The term of the consulting agreement expires on December 31, 2008 and may be extended by mutual agreement of the parties. Under the consulting agreement, Dr. Sznol is entitled to a payment of $1,500 per full day of service. The foregoing description is qualified by reference to the consulting agreement filed as
Exhibit 10.1 to this Current Report.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

     On May 8, 2006, the Company's Board of Directors, upon recommendation of its Nominating and Governance Committee, nominated the following individuals to stand for re-election as directors of the Company at the Company's next annual meeting of stockholders to be held on Tuesday, June 27, 2006:

          William R. Miller
          Alan Kessman
          George Bickerstaff
          Stephen K. Carter, M.D.
          Alan C. Sartorelli, Ph.D.
          Gary K. Willis

     In addition, upon recommendation of the Nominating and Governance
Committee, Ian Williams was nominated by the Company's Board of Directors for election as a new director nominee. From 1981 until his retirement in 2004,
Mr. Williams was employed by Pfizer, Inc. in various management positions in pharmaceutical research and development and strategic planning. He retired as
Executive Director of the Strategic Management Group where he was responsible for worldwide strategy for Pfizer Research and Development. Mr. Williams is
currently a consultant to pharmaceutical and biotechnology companies.

     On May 8, 2006, Mario Sznol M.D. informed the Company that he will not stand for re-election to the Company's Board of Directors, but will continue to serve as a director of the Company until the Company's next annual meeting of stockholders. Dr. Sznol will continue his relationship with the Company as a special advisor for clinical affairs to the Board of Directors and to the Chief
Executive Officer, and will serve as a member of the Company's scientific advisory board.

ITEM 8.01 OTHER EVENTS

     The discussion under Item 5.02 of this Current Report on Form 8-K is incorporated under this Item 8.01 as if set forth herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

     Exhibit 10.1    Consulting Agreement, effective as of May 8, 2006 by and
                     between Vion Pharmaceuticals, Inc. and Mario Sznol, M.D.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VION PHARMACEUTICALS, INC.

Date: May 12, 2006                          By: /s/ Howard B. Johnson
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                                            Name: Howard B. Johnson
                                            Title: President and Chief Financial
                                                   Officer

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                                  EXHIBIT INDEX

Exhibit 10.1    Consulting Agreement, effective as of May 8, 2006 by and between
                Vion Pharmaceuticals, Inc. and Mario Sznol, M.D.

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